LEASES	12 Months Ended
Dec. 31, 2019
Lessee Disclosure [Abstract]
LEASES
NOTE 3:	LEASES

The Company adopted the new standard as of January 1, 2019, using the modified retrospective approach. Consequently, prior period balances and disclosures have not been restated. The Company has elected to utilize the available package of practical expedients permitted under the transition guidance within the new standard which does not require it to reassess the prior conclusions about lease identification, lease classification and initial direct costs. The Company elected the practical expedient to not separate lease and non-lease components for all its leases. This results in the initial and subsequent measurement of the balances of the right-of-use asset and lease liability being greater than if the policy election was not applied. The Company also elected the short-term lease recognition exemption for all leases with a term shorter than 12 months.

The adoption of this new standard as of January 1, 2019 affected the Company's consolidated balance sheets by recognizing new ROU assets and lease liabilities for operating leases in the amount of approximately $2,032.

Some leases include one or more options to renew. The exercise of lease renewal options is typically at the Company's sole discretion; therefore, the majority of renewals to extend the lease terms are not included in our right of use assets and lease liabilities as they are not reasonably certain of exercise. The Company regularly evaluates the renewal options, and, when it is reasonably certain of exercise, it will include the renewal period in its lease term. New lease modifications result in remeasurement of the right of use asset and lease liability, which are not accounted as separate lease contract.

The right-of-use asset and lease liability are initially measured at the present value of the lease payments, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Company's incremental borrowing rate based on the information available at the date of adoption in determining the present value of the lease payments. The Company's incremental borrowing rate is estimated to approximate the interest rate on similar terms and payments and in economic environments where the leased asset is located.

Some of the real estate leases contain variable lease payments, including payments based on an index or rate (CPI). Variable lease payments based on an index or rate are initially measured using the index or rate in effect at lease adoption. Additional payments based on the change in an index or rate are recorded as a period expense when incurred.

The Company has various operating leases for office space and vehicles that expire through 2022 and 2030. Its lease agreements do not contain any material residual value guarantees or material restrictive covenants. Below is a summary of the Company's operating right-of-use assets and operating lease liabilities as of December 31, 2019:

December 31, 2019
Operating right-of-use assets	$7,654

Operating lease liabilities, current	1,240
Operating lease liabilities long-term	6,499
Total operating lease liabilities	$7,739

Weighted average remaining lease term (years)	9
Weighted average discount rate	3.56%

Cash paid for lease expenses during the twelve months ended December 31, 2019 was $1,302 and non-cash transactions totaled $8,205 to recognize operating assets and liabilities for new leases.

Minimum lease payments for the Company's right of use assets over the remaining lease periods as of December 31, 2019, are as follows:

December 31, 2019
2020	$1,164
2021	1,323
2022	740
2023	579
2024	593
2025	608
2026	623
2027	639
2028	655
2029	671
2030	401
Total undiscounted lease payments	$7,996

Less: Interest	(257)

Present value of lease liabilities	$7,739

Total lease expenses for the twelve months ended December 31, 2019 and 2018  and 2017 were $1,138 and $958 and $888 respectively.